Name of Registrant:		VALIC Co. I
Name of Fund:			Global Real Estate
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		Wereldhave NV

Title of Security		Wereldhave NV


Date of First Offering		6/25/2015

Amount of Total Offering		 5,250,000

Unit Price		$49.00

Underwriting Spread or Commission		1.20%

Number of Shares Purchased 		4,700

Dollar Amount of Purchases		$259,957.13

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0903%
by Portfolio

Percentage of Portfolio assets                  0.0896%
applied to purchases

Percentage of offering purchased		0.1002%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Kempen & Co. NV


Underwriting Syndicate Members		Kempen & Co. NV




Name of Registrant:		VALIC Co. I
Name of Fund:			Government Securities
Name of Sub Advisor		JP Morgan

Name of Issuer  		ACE INA Holdings
				(ACE 3.35% May 3, 2026)

Title of Security		Debt


Date of First Offering		10/27/2015

Amount of Total Offering		 1,500,000,000

Unit Price		$99.693

Underwriting Spread or Commission		0.45%

Maturity Date				5/3/2026

Current Yield				3.36%

Yield to Maturity			3.38%

Total Par Value of Bonds Purchased 	$1,495,395,000

Number of Shares Purchased 		125,000

Dollar Amount of Purchases		$124,616.25

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.008%
by Portfolio

Percentage of Portfolio assets                  0.090%
applied to purchases

Percentage of offering purchased		0.590%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members		Morgan Stanley
					JP Morgan
					Citigroup
					Mitsubishi UFJ
					Wells Fargo
					ANZ Securities
					Barclays
					Merrill Lynch
					Goldman Sachs
					HSBC Securities
					ING Financial Markets
					Lloyds Securities
					RBS Securities
					BNY Mellon
					Deutsche Bank Securities
					RBC Capital Markets
					Standard Chartered
					BNP Paribas
					Boenning & Scattergood
					Credit Suisse
					Drexel Hamilton
					Lebenthal & Co
					Macquarie Capital
					UBS Securities
					Williams Capital



Name of Registrant:		VALIC Co. I
Name of Fund:			Government Securities
Name of Sub Advisor		JP Morgan

Name of Issuer  		Freddie Mac K049 A2
				(FHMS K049 A2 3.01%
				 July 25, 2025)

Title of Security		Debt


Date of First Offering		10/14/2015

Amount of Total Offering		 1,109,093,000

Unit Price		$102.997

Underwriting Spread or Commission		0.25%

Maturity Date				7/25/2025

Current Yield				3.00%

Yield to Maturity			2.95%

Total Par Value of Bonds Purchased 	$1,142,332,517

Number of Shares Purchased 		430,000

Dollar Amount of Purchases		$442,887.10

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.040%
by Portfolio

Percentage of Portfolio assets                  0.300%
applied to purchases

Percentage of offering purchased		1.940%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members		Morgan Stanley
					Barclays
					Citigroup
					Credit Suisse
					JP Morgan
					Ramirez & Co.


Name of Registrant:		VALIC Co. I
Name of Fund:			Small Cap Special Values
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		Gulfport Energy Corp.

Title of Security		Gulfport Energy Corp.
				(GPOR)

Date of First Offering		6/10/2015

Amount of Total Offering		 $432,500,000

Unit Price		$43.25

Underwriting Spread or Commission	1.5138/share

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Number of Shares Purchased 		9,712

Dollar Amount of Purchases		$420,044

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.097%
by Portfolio

Percentage of Portfolio assets                  0.2735%
applied to purchases

Percentage of offering purchased		0.842%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members		Scotia Howard Weil
					Wells Fargo
					Barclays
					Capital One Securities
					Johnson Rice & Co.
					Keybank Capital Markets


Name of Registrant:		VALIC Co. I
Name of Fund:			Small-Mid Growth
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		Evolent Health, Inc.

Title of Security		Evolent Health, Inc.

Date of First Offering		6/5/2015

Amount of Total Offering		 $11,500,000

Unit Price		$17.00

Underwriting Spread or Commission	1.19

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Number of Shares Purchased 		15,935

Dollar Amount of Purchases		$270,895

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.1386%
by Portfolio

Percentage of Portfolio assets                  0.2025%
applied to purchases

Percentage of offering purchased		2.9745%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		JP Morgan


Underwriting Syndicate Members		Goldman Sachs
					JP Morgan
					Leerink Swann LLC
					Suntrust Robinson Humphrey
					Wells Fargo
					William Blair & Co.


Name of Registrant:		VALIC Co. I
Name of Fund:			Small-Mid Growth
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		Wingstop, Inc.

Title of Security		Wingstop, Inc.

Date of First Offering		6/11/2015

Amount of Total Offering		 $5,800,000

Unit Price		$19.00

Underwriting Spread or Commission	1.33

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Number of Shares Purchased 		6,813

Dollar Amount of Purchases		$129,447

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.1175%
by Portfolio

Percentage of Portfolio assets                  0.0966%
applied to purchases

Percentage of offering purchased		2.4860%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members		Goldman Sachs
					Barclays
					Jefferies
					Morgan Stanley
					Robert W. Baird
					Wells Fargo


Name of Registrant:		VALIC Co. I
Name of Fund:			Small-Mid Growth
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		Seres Therapeutics, Inc.

Title of Security		Seres Therapeutics, Inc.

Date of First Offering		6/26/2015

Amount of Total Offering		 $7,430,555

Unit Price		$18.00

Underwriting Spread or Commission	1.26

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Number of Shares Purchased 		3,149

Dollar Amount of Purchases		$56,682

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0424%
by Portfolio

Percentage of Portfolio assets                  0.0421%
applied to purchases

Percentage of offering purchased		0.9132%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Merrill Lynch


Underwriting Syndicate Members		Goldman Sachs
					Canaccord Genuity
					Leerink Swann
					Merrill Lynch
					Robert W. Baird
					Wells Fargo


Name of Registrant:		VALIC Co. I
Name of Fund:			Small-Mid Growth
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		Axalta Coating Systems, Ltd.

Title of Security		Axalta Coating Systems, Ltd.

Date of First Offering		8/12/2015

Amount of Total Offering		 $30,000,000

Unit Price		$29.75

Underwriting Spread or Commission	0.8925

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Number of Shares Purchased 		5,759

Dollar Amount of Purchases		$171,330.25

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0192%
by Portfolio

Percentage of Portfolio assets                  0.1308%
applied to purchases

Percentage of offering purchased		5.3475%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup


Underwriting Syndicate Members		Goldman Sachs
					Barclays
					Citigroup
					Credit Suisse
					Deutsche Bank
					JP Morgan
					Jefferies
					Merrill Lynch
					Morgan Stanley
					Nomura Securities
					Scott & Stringfellow
					SMBC Nikko Securities
					UBS securities


Name of Registrant:		VALIC Co. I
Name of Fund:			Small-Mid Growth
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		Pure Storage, Inc.

Title of Security		Pure Storage, Inc.

Date of First Offering		10/7/2015

Amount of Total Offering		 $25,000,000

Unit Price		$17.00

Underwriting Spread or Commission	1.02

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Number of Shares Purchased 		13,683

Dollar Amount of Purchases		$232,611.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0548%
by Portfolio

Percentage of Portfolio assets                  0.1946%
applied to purchases

Percentage of offering purchased		3.9453%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members		Goldman Sachs
					Allen & Co
					Barclays
					Evercore Group
					Merrill Lynch
					Morgan Stanley
					Pacific Crest Securities
					Raymond James& Assoc
					Stifel, Nicolaus & Co